UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):             February 7, 2019

           Tapestry, Inc.
(Exact name of registrant as specified in its charter)
Maryland	1-16153	52-2242751
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    10 Hudson Yards, New York, NY 10001
(Address of principal executive offices) (Zip Code)
        (212) 594-1850
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 7, 2019, Tapestry, Inc. (the “Company”) issued a press release (the “Press Release”) in which the Company announced its financial results for its second fiscal quarter ended December 29, 2018.  The Company also posted a slide presentation entitled “Investor Presentation” dated February 7, 2019 on the “Presentations & Financial Reports” investor section of its website (www.tapestry.com). Copies of the Press Release and slide presentation are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively. Information on the Company’s website is not, and will not be deemed to be, a part of this Current Report on Form 8-K or incorporated into any other filings the Company may make with the Securities and Exchange Commission.

The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) As previously announced in a Current Report on Form 8-K filed on November 6, 2018 with the U.S. Securities and Exchange Commission (the “SEC”), Kevin Wills, the Chief Financial Officer of Tapestry, Inc. (the “Company”), notified the Company that he would be resigning, effective February 8, 2019 (the “Separation Date”).

(c) The Board of Directors (the “Board”) of the Company appointed Andrea Shaw Resnick, 58, the Company's Global Head of Investor Relations and Corporate Communications, as interim Chief Financial Officer of the Company, effective upon Mr. Wills’ departure on February 8, 2019. Since joining the Company in August 2000, Ms. Resnick has served in investor relations roles of increasing responsibility and seniority, most recently as the Company's Global Head of Investor Relations and Corporate Communications.  Ms. Resnick will continue in this role. Ms. Resnick previously served as the Company’s interim Chief Financial Officer from August 2016 through February 2017.

In addition to her salary for her role as Global Head of Investor Relations, Ms. Resnick will receive an additional $104,000 per quarter for each quarter or part thereof that she serves as interim Chief Financial Officer.

There are no family relationships between Ms. Resnick and any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d)  Exhibits. The following exhibits are being furnished herewith:

99.1                   Text of Press Release, dated February 7, 2019

99.2                   Slide Presentation entitled “Investor Presentation,” dated February 7, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  February 7, 2019
TAPESTRY, INC.

By:	/s/ Todd Kahn
Todd Kahn
President, Chief Administrative Officer,
Chief Legal Officer and Secretary

EXHIBIT INDEX
99.1                          Text of Press Release, dated February 7, 2019

99.2                          Slide Presentation entitled “Investor Presentation,” dated February 7, 2019